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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): August 6, 2002

                               ION NETWORKS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


        Delaware                    000-13117                   22-2413505
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(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                     Identification No.)


       1551 South Washington Avenue
          Piscataway, New Jersey                                  08854
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(Address of Principal Executive Offices)                        (Zip Code)


(Registrant's telephone number, including area code): (732) 529-0100



                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

         On August 6, 2002, ION Networks, Inc. (the "Company"), issued a press release announcing its transfer from the Nasdaq National Market to the Nasdaq SmallCap Market, effective August 7th 2002.

         A copy of the press release, which is incorporated by reference herein and made a part hereof, is filed with this Current Report on Form 8-K as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.

         Exhibit No.                Description

          99.1 Press Release of the Company, dated August 6, 2002, announcing its transfer from the Nasdaq National Market to the Nasdaq SmallCap Market.

                                       2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    August 6, 2002                   ION NETWORKS, INC.


                                          By:        /s/ Ted Kaminer
                                              ------------------------------
                                              Ted Kaminer
                                              Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit No.      Description

  99.1           Press Release of the Company dated August 6, 2002.